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                                                                      EXHIBIT 23

                    CONSENT TO INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-14743.

                                                            ARTHUR ANDERSEN LLP




Melville, New York
September 28, 2000










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